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                                     -1-


                              POWER OF ATTORNEY


     The undersigned director of Kelly Services, Inc. does hereby appoint each of Eugene L. Hartwig and Paul K. Geiger, signing singly, his true and lawful attorneys, to execute for and on behalf of the undersigned the Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission in Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K whether said amendments add to, delete from or otherwise alter the Form 10-K, or add to or withdraw any exhibit or exhibits, schedule or schedules to be filed therewith, and any and all instruments necessary or incidental in connection therewith, hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all capacities, every act and thing whatsoever required or necessary to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF the undersigned have caused this Power of Attorney to be executed as of this 7th day of February, 1996.




                                      /s/ William R. Kelly
                                      --------------------
                                          William R. Kelly

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
                                     -2-


                              POWER OF ATTORNEY


     Each of the undersigned directors of Kelly Services, Inc. does hereby appoint each of Eugene L. Hartwig and Paul K. Geiger, signing singly, his true and lawful attorneys, to execute for and on behalf of the undersigned the Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1995, to be filed with the Securities and Exchange Commission in Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K whether said amendments add to, delete from or otherwise alter the Form 10-K, or add to or withdraw any exhibit or exhibits, schedule or schedules to be filed therewith, and any and all instruments necessary or incidental in connection therewith, hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all capacities, every act and thing whatsoever required or necessary to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF the undersigned have caused this Power of Attorney to be executed as of this 20th day of February, 1996.



                                      /s/ Terence E. Adderley
                                      -----------------------
                                          Terence E. Adderley


                                      /s/ Cedric V. Fricke
                                      -----------------------
                                          Cedric V. Fricke


                                      /s/ Harold E. Guenther
                                      -----------------------
                                          Harold E. Guenther


                                      /s/ Verne G. Istock
                                      -----------------------
                                          Verne G. Istock


                                      /s/ B. Joseph White
                                      -----------------------
                                          B. Joseph White

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